EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MKS Inc. (the "Company") for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John T.C. Lee, President and Chief Executive Officer of the Company, and Ramakumar Mayampurath, Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2026	/s/ John T.C. Lee
John T.C. Lee President and Chief Executive Officer (Principal Executive Officer)

Dated: August 6, 2026	/s/ Ramakumar Mayampurath
Ramakumar Mayampurath Executive Vice President and Chief Financial Officer (Principal Financial Officer)